Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by Registrant  ☒                                 Filed by Party other than Registrant  ☐

Check the Appropriate Box

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SunAmerica Series, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maxim aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Shareholder Services

IMPORTANT NOTICE

Re: Focused Dividend Strategy Portfolio

Dear Shareholder:

We have been trying to get in touch with you regarding a very important matter pertaining to your investment in Focused Dividend Strategy Portfolio.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at 1-866-721-1619 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday.

Thank you.

Sincerely,

Frederick M. Bonnell

Managing Director, Shareholder Services

TAG ID: 123456789

AST FUND SOLUTIONS, LLC	Global Resources
1200 Wall Street West, 3rd Floor	Local Service
Lyndhurst, NJ 07071	Customized Solutions